SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2008

Adult Entertainment Capital, Inc.
(Exact name of registrant as specified in its charter)

NV	000-26383	88-0325940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15641 Red Hill Avenue, Tustin, CA	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 885-7399

______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2008, the Board of Directors appointed Mr. James P. Hughes as a member of the Board of Directors where he shall serve until the next annual meeting of the shareholders our until removed by other actions as allowed by the corporate bylaws.

There is no arrangement or understanding pursuant to which Mr. Hughes was selected as a director of the Company.  There are no committees of the Board to which the Mr. Hughes will be appointed at this time.  There are no related party transactions between the Company and Mr. Hughes reportable under Item 404(a) of Regulation S-K. In his capacity as a member of the Board of Directors, Mr. Hughes will be compensated in the same manner as the Company’s other non-executive Board Members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adult Entertainment Capital, Inc.

/s/Milton C. Ault
Milton C. Ault
Chief Executive Officer

Date: December 2, 2008